                          MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                              9/1/01 to 9/30/01
Determination Date                                                      10/16/01
Distribution Date                                                       10/22/01

1.  ORIGINAL DEAL PARAMETERS
    A.  Total Pool Balance                                      $492,091,480.94
    B.  Yield Supplement Overcollateralization Amount           $ 51,194,480.94
    C.  Total Securities Balance                                $440,897,000.00
    D.  Class A-1 Notes
        i.    Class A-1 Notes Balance                           $108,260,000.00
        ii.   Class A-1 Notes Rate                                        4.270%
        iii.  Class A-1 Notes Accrual Basis                          Actual/360
    E.  Class A-2 Notes
        i.    Class A-2 Notes Balance                           $ 78,243,000.00
        ii.   Class A-2 Notes Rate                                        4.420%
        iii.  Class A-2 Notes Accrual Basis                              30/360
    F.  Class A-3 Notes
        i.    Class A-3 Notes Balance                           $161,160,000.00
        ii.   Class A-3 Notes Rate                                        4.880%
        iii.  Class A-3 Notes Accrual Basis                              30/360
    G.  Class A-4 Notes
        i.    Class A-4 Notes Balance                           $ 83,392,000.00
        ii.   Class A-4 Notes Rate                                        5.310%
        iii.  Class A-4 Notes Accrual Basis                              30/360
    H.  Certificates
        i.    Certificates Balance                              $  9,842,000.00
        ii.   Certificates Rate                                           5.470%
        iii.  Certificates Accrual Basis                                 30/360
    I.  Serving Fee Rate                                                  1.00%
    J.  Reserve Fund
        i.    Reserve Account Initial Deposit Percentage                   2.50%
        ii.   Reserve Account Initial Deposit                   $ 12,302,287.02
    K.  Insurance Premium (Based on Total Securities Balance)             0.165%
    L.  Number of Receivables                                            23,243

2.  AVAILABLE FUNDS
    A.  Available Interest                                      $    746,624.94
    B.  Available Principal
        i.    Principal Collections                             $  8,827,487.38
        ii.   Prepayments in Full                               $  2,305,753.46
        iii.  Liquidation Proceeds                              $    213,306.74
        iv.   Repurchased Receivables                           $             -
                                                                ---------------
        v.    Total Principal Collections                       $ 11,346,547.58
    C.  Reserve Fund Draw                                       $             -
    D.  Total Available Funds                                   $ 12,093,172.52

3.  SERVICING FEE
    A.  Servicing Fee                                           $    360,616.49
    B.  Amount Unpaid from prior months                         $             -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1

--------------------------------------------------------------------------------

Collection Period                                            9/1/01 to 9/30/01
Determination Date                                                     10/16/01
Distribution Date                                                      10/22/01

4.      NOTE INTEREST DISTRIBUTABLE AMOUNT
        A.  Class A-1 Notes
            i.   Total Class A-1 Notes                                                     $   200,141.90
            ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)           $         1.85
        B.  Class A-2 Notes
            i.   Total Class A-2 Notes                                                     $   288,195.05
            ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)           $         3.68
        C.  Class A-3 Notes
            i.   Total Class A-3 Notes                                                     $   655,384.00
            ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)           $         4.07
        D.  Class A-4 Notes
            i.   Total Class A-4 Notes                                                     $   369,009.60
            ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)           $         4.43
        E.  Total Note Interest Distributed
            i.   Total Note Interest Distributed                                           $ 1,512,730.55
            ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original
                 Note Balance)                                                             $        14.03

5.      NOTE PRINCIPAL DISTRIBUTABLE AMOUNT
        A.  Class A-1 Notes
            i.   Total Class A-1 Notes                                                     $ 9,838,480.76
            ii.  Class A-1 Notes (per $1,000 of Class A-1 Original Note Balance)           $        90.88
        B.  Class A-2 Notes
            i.   Total Class A-2 Notes                                                     $            -
            ii.  Class A-2 Notes (per $1,000 of Class A-2 Original Note Balance)           $            -
        C.  Class A-3 Notes
            i.   Total Class A-3 Notes                                                     $            -
            ii.  Class A-3 Notes (per $1,000 of Class A-3 Original Note Balance)           $            -
        D.  Class A-4 Notes
            i.   Total Class A-4 Notes                                                     $            -
            ii.  Class A-4 Notes (per $1,000 of Class A-4 Original Note Balance)           $            -
        E.  Total Note Principal Distributed
            i.   Total Note Principal Distributed                                          $ 9,838,480.76
            ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original
                 Note Balance)                                                             $        90.88

6.      NOTE DISTRIBUTABLE AMOUNT
        A.   Note Principal Distributed Amount
            i.   Total Note Principal Distributed                                          $ 9,838,480.76
            ii.  Total Note Principal Distributed (per $1,000 of Aggregate Original
                 Note Balance)                                                             $        90.88
        B.  Note Interest Distributable Amount
            i.   Total Note Interest Distributed                                           $ 1,512,730.55
            ii.  Total Note Interest Distributed (per $1,000 of Aggregate Original
                 Note Balance)                                                             $        14.03
        C.  Total Note Distributable Amount
            i.   Total Note Distributable Amount                                           $11,351,211.31
            ii.  Total Note Distributable Amount (per $1,000 of Aggregate Original
                 Note Balance)                                                             $       104.91

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------
Collection Period                                              9/1/01 to 9/30/01
Determination Date                                                      10/16/01
Distribution Date                                                       10/22/01

7.   CERTIFICATE DISTRIBUTABLE AMOUNT
     A.  Certificate Interest Distributable Amount
         i.      Certificate Interest Distributed                                                                    $     44,863.12
         ii.     Certificate Interest Distributed (per $1,000 of Original Certificate Balance)                       $          4.56
     B.  Certificate Principal Distributable Amount
         i.      Certificate Principal Distributed                                                                   $             -
         ii.     Certificate Principal Distributed (per $1,000 of Original Certificate Balance)                      $             -
     C.  Certificate Distributable Amount
         i.      Certificate Distributable Amount                                                                    $     44,863.12
         ii.     Certificate Distributable Amount (per $1,000 of Original Certificate Balance)                       $          4.56

8.   INSURANCE PAYMENT AMOUNT
     A.  Insurance Premium(s) Due
         i.      Current Amount Due                                                                                  $     53,471.41
         ii.     Overdue Premiums                                                                                    $             -
     B.  Unreimbursed Insurance Payments
         i.      Current Amount Due                                                                                  $             -
         ii.     Accrued Interest                                                                                    $             -
     C.  Total Insurance Payment Amount                                                                              $     53,471.41

9.   SUMMARY OF DISTRIBUTIONS
     A.  Available Funds                                                                                             $ 12,093,172.52
     B.  Servicing Fee                                                                                               $    360,616.49
     C.  Class A-1 Distributable Amount                                                                              $ 10,038,622.66
     D.  Class A-2 Distributable Amount                                                                              $    288,195.05
     E.  Class A-3 Distributable Amount                                                                              $    655,384.00
     F.  Class A-4 Distributable Amount                                                                              $    369,009.60
     G.  Certificate Distributable Amount                                                                            $     44,863.12
     H.  Insurance Payment Amount                                                                                    $     53,471.41
     I.  Other Amounts Payable to the Insurer                                                                        $             -
     J.  Additional Note Principal                                                                                   $             -
     K.  Reserve Fund Deposit                                                                                        $             -
     L.  Unpaid Subservicer Fee                                                                                      $             -
     M.  Release to Seller                                                                                           $    283,010.19

10.  POOL AND SECURITIES INFORMATION                                                             Beginning of Period  End of Period
                                                                                                ------------------------------------
     A.  Pool Balance                                                                             $  432,739,785.31  $421,150,422.77
     B.  Pool Balance (per $1,000 of Original Pool Balance)                                       $          879.39  $        855.84
     C.  Number of Receivables                                                                               22,596           22,438
     D.  Yeild Supplement Overcollateralization Amount                                            $   43,856,816.78  $ 42,105,935.00
     E.  Aggregate Balance of Notes                                                               $  379,040,968.53  $369,202,487.77
     F.  Class A-1 Notes Balance                                                                  $   56,245,968.53  $ 46,407,487.77
     G.  Class A-1 Pool Factor                                                                            0.5195452        0.4286670
     H.  Class A-2 Notes Balance                                                                  $   78,243,000.00  $ 78,243,000.00
     I.  Class A-2 Pool Factor                                                                            1.0000000        1.0000000
     J.  Class A-3 Notes Balance                                                                  $  161,160,000.00  $161,160,000.00
     K.  Class A-3 Pool Factor                                                                            1.0000000        1.0000000
     L.  Class A-4 Notes Balance                                                                  $   83,392,000.00  $ 83,392,000.00
     M.  Class A-4 Pool Factor                                                                            1.0000000        1.0000000
     N.  Certificates Balance                                                                     $    9,842,000.00  $  9,842,000.00
     O.  Certificates Pool Factor                                                                         1.0000000        1.0000000
     P.  Total Notes and Certificates Balance                                                     $  388,882,968.53  $379,044,487.77

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------

Collection Period                                                          9/1/01 to 9/30/01
Determination Date                                                                    10/16/01
Distribution Date                                                                     10/22/01
11. RECONCILIATION OF RESERVE FUND
    A. Beginning Reserve Fund Amount                                                 $  10,818,494.63
    B. Net Investment Earnings                                                       $      24,040.74
    C. Reserve Fund Draw                                                             $              -
    D. Reserve Fund Required Amount                                                  $  10,528,760.57
    E. Reserve Fund Deficiency                                                       $              -
    F. Release to Seller                                                             $     313,774.80

12. NET LOSSES
    A. Net Losses for the Collection Period                                          $     242,814.96
    B. Cumulative Net Losses for All Periods                                         $     779,564.74
    C. Cumulative Net Loss Percentage                                                            0.16%

13. DELINQUENT RECEIVABLES
    A. Delinquent Receivables Count                                           Number of Receivables
                                                                           ----------------------------
       i.   31-60 Days Past Due                                                        143       0.63%
       ii.  61-90 Days Past Due                                                         18       0.08%
       iii. 91 or More Days Past Due                                                     8       0.04%
       iv.  Total Delinquent Receivables                                               169       0.75%
    B. Delinquent Receivables Principal Balance                                  Principal Balance
                                                                           ----------------------------
       i.   31-60 Days Past Due                                            $  2,923,782.90       0.68%
       ii.  61-90 Days Past Due                                            $    378,848.79       0.09%
       iii. 91 or More Days Past Due                                       $    154,535.19       0.04%
       iv.  Total Delinquent Receivables                                   $  3,457,166.88       0.80%
    C. Rolling 3-Month Delinquency Rate
       i.   Delinquency Rate for Second Preceding Collection Period                              0.75%
       ii.  Delinquency Rate for Preceding Collection Period                                     0.57%
       iii. Delinquency Rate for Current Collection Period                                       0.80%
       iv.  Three Month Average                                                                  0.71%

14. TRIGGER EVENTS
    A. Cumulative Net Loss Trigger Event
       i.   Cumulative Net Loss Trigger Event                                                    0.65%
       ii.  Cumulative Net Loss Trigger Event Indicator(Yes/No)                                     NO
    B. Rolling 3-Month Delinquency Rate Trigger
       i.   Rolling 3-Month Delinquency Rate                                                     3.50%
       ii.  Rolling 3-Month Delinquency Rate Indicator(Yes/No)                                      NO

15. REQUIRED RESERVE FUND INCREASE EVENT
    A. Cumulative Net Loss Percentage
       i.   Cumulative Net Loss Trigger                                                          0.50%
       ii.  Cumulative Net Loss Trigger Event Indicator(Yes/No)                                     NO
    B. Rolling 3-Month Delinquency Rate
       i.   Rolling 3-Month Delinquency Rate Trigger                                             2.75%
       ii.  Rolling 3-Month Delinquency Rate Indicator(Yes/No)                                      NO

16. FEES AND EXPENSES
    A. Subservicer Fee
       i.   Subservicer Fee Due                                                      $     208,158.00
       ii.  Amount Unpaid from Prior Months                                          $              -
    B. Trust Fees and Expenses                                                       $              -

                         MASTER SERVICER'S CERTIFICATE

                      Isuzu Motors Acceptance Corporation
                         Isuzu Auto Owner Trust 2001-1
--------------------------------------------------------------------------------
Collection Period                                         9/1/01 to 9/30/01
Determination Date                                                 10/16/01
Distribution Date                                                  10/22/01


        I hereby certify that the certificate information provided is true and accurate to the best of my knowledge.


              /s/ Elizabeth P. Anderson                  October 16, 2001
              ------------------------------------------------------------------

              Name: Elizabeth P. Anderson                Date:
              Title: Chief Financial Officer
              Isuzu Motors Acceptance Corporation